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                                   EXHIBIT T3F

                              CROSS-REFERENCE TABLE

TIA SECTION                                                        INDENTURE SECTION
-----------                                                      ---------------------
310(a)(1)                                                        7.10
   (a)(2)                                                        7.10
   (a)(3)                                                        N.A.
   (a)(4)                                                        N.A.
   (a)(5)                                                        N.A.
   (b)                                                           7.08;7.10
   (c)                                                           N.A.
311(a)                                                           7.11
   (b)                                                           7.11
   (c)                                                           N.A.
312(a)                                                           2.05
   (b)                                                           10.02
   (c)                                                           N.A.
313(a)                                                           7.06
   (b)(1)                                                        N.A.
   (b)(2)                                                        7.06
   (c)                                                           7.06
   (d)                                                           7.06
314(a)(1)                                                        4.02
   (a)(2)                                                        10.01
   (a)(4)                                                        4.03
   (b)                                                           N.A.
   (c)                                                           2.02; 7.02(b);8.01(3)
   (d)                                                           N.A.
   (e)                                                           4.03;12.04
   (f)                                                           4.03
315(a)(1)                                                        6.05; 7.01(b)(1)
   (a)(2)                                                        7.01(b)(2)
   (b)                                                           7.05;12.01

   (c)                                                           7.01(a)
   (d)(1)                                                        7.01(b)
   (d)(2)                                                        7.01(c)(2)
   (d)(3)                                                        6.05; 7.01(c)(3)
   (e)                                                           6.09
316(a)(last sentence)                                            2.09
   (a)(1)(A)                                                     6.05
   (a)(1)(B)                                                     6.04
   (a)(2)                                                        N.A.
   (b)                                                           6.07
   (c)                                                           9.04
317(a)(1)                                                        6.03
   (a)(2)                                                        6.10
   (b)                                                           2.04
318(a)                                                           1.04

-------------------
N.A. means not applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.